EXHIBIT 32 (b)

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Enzo Biochem, Inc., and Subsidiaries ("the Company") on Form 10-Q for the period ended January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Barry Weiner., Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 that:

        (1) The Report fully complies with the requirements of Section 13 (a) or 15 (d), as applicable, of the Securities Exchange Act of 1934; and


        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


         /s/  Barry Weiner




         Barry Weiner
         Chief Financial Officer